SCHEDULE 14A INFORMATION

       PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO. )


  Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

  Check the appropriate box:

     [   ]  Preliminary Proxy Statement

     [   ]  Confidential, For Use of the Commission Only (as Permitted
            by Rule 14a-6(e)(2))

     [ X ]  Definitive Proxy Statement

     [   ]  Definitive Additional Materials

     [   ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
            Section 240.14a-12e


                          UNITED-GUARDIAN, INC.
             -----------------------------------------------
             (Name of Registrant as specified in Its Charter)

 -----------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [ X ]  No fee required.

     [      ]  Fee  computed  on  table  below  per  Exchange  Act  Rules
            14a-6(i)(1) and 0-11.

            (1) Title of each class of securities to which transaction applies:

            ---------------------------------------------------------------

            (2) Aggregate number of securities to which transaction applies:

            ---------------------------------------------------------------

            (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            ---------------------------------------------------------------

            (4)  Proposed maximum aggregate value of transaction:

            ---------------------------------------------------------------

            (5)  Total fee paid:

            ---------------------------------------------------------------

     [   ]  Fee paid previously with preliminary materials.

     [   ]  Check box if any part of the fee is offset as  provided  by
            Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

            (1)  Amount Previously Paid:

            ---------------------------------------------------------------

            (2)  Form, Schedule or Registration Statement No.:

            ---------------------------------------------------------------

            (3)  Filing Party:

            ---------------------------------------------------------------

            (4)  Date Filed:

            ---------------------------------------------------------------

                         UNITED-GUARDIAN, INC.
       230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         -----------------------
                         To Be Held May 19, 1999
                         -----------------------


To the Stockholders of UNITED-GUARDIAN, INC.:

     You are hereby notified that the annual meeting of the stockholders of UNITED-GUARDIAN, INC., a Delaware corporation (the "Company"), will be held at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747 on Wednesday, May 19, 1999 at 10:00 A.M. local time, for the following purposes:

     1.   To elect  nine (9)  directors  to serve  until the next  annual
          meeting  of  the   stockholders   and  until  their  respective
          successors are elected and qualified;

     2. To ratify the selection by the Company of Grant Thornton LLP, independent certified public accountants, to audit the financial statements of the Company for the fiscal year ending December 31, 1999; and

     3. To transact such other matters as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record at the close of business on March 26, 1999 are entitled to notice of and to vote at the meeting.


                                        By order of the Board of Directors
                                        Robert S. Rubinger, Secretary

Dated: April 19, 1999



                            RETURN OF PROXIES

            A Proxy and Business Reply Envelope are enclosed for your use if you do not plan to attend the Annual Meeting in person. We urge each stockholder who is unable to attend the Annual Meeting to vote promptly by signing and returning his or her proxy, regardless of the number of shares held.

                           UNITED-GUARDIAN, INC.
        230 Marcus Boulevard - P.O. Box 18050 - Hauppauge, NY 11788
                              (516) 273-0900


                             Proxy Statement

     The enclosed proxy is solicited by the Board of Directors of UNITED-GUARDIAN, INC. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 A.M., local time, on Wednesday, May 19, 1999, at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, NY 11747, and at any adjournments thereof. A proxy granted hereunder is revocable at any time before it is voted by (a) a duly executed proxy bearing a later date, (b) written notice to the Secretary of the Company received by the Company at any time before such proxy is voted at the Annual Meeting, or (c) revocation in person at the Annual Meeting.

     It is anticipated that the mailing of this Proxy Statement and the accompanying Proxy to Stockholders will commence on or about April 19, 1999.

                         SOLICITATION OF PROXIES


     The persons named as proxies are Dr. Alfred R. Globus and Kenneth H.
Globus.

     All shares represented by properly executed, unrevoked proxies received in proper form and in time for use at the Annual Meeting will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy on which no direction is specified will be voted in the favor of the nominees to the Board of Directors listed in this Proxy Statement and in favor of the other proposals set forth in the Notice of Annual Meeting.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, Proxy Statement, proxy card and other materials enclosed, will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or personal interview. The Company will request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by such persons, and will reimburse such persons for their expenses in forwarding soliciting material.


                  VOTING SECURITIES AND PRINCIPAL STOCKHOLDERS
                  --------------------------------------------

Outstanding Shares And Voting Rights
------------------------------------

     Only holders of record of the Company's Common Stock, par value $.10 per share ("Common Stock"), at the close of business on March 26, 1999, will be entitled to notice of and to vote at the Annual Meeting. On March 26, 1999, there were 4,883,139 shares of Common Stock issued and outstanding. Each outstanding share of Common Stock is entitled to one vote on all matters, which vote may be given in person or by proxy. There are no cumulative voting rights.

     The nine (9) nominees for director receiving the greatest number of votes cast by the holders of Common Stock will be elected directors.

     The affirmative vote of the holders of a majority of shares of Common Stock eligible to vote at the Annual Meeting is necessary for the approval of the proposal to ratify the selection by the Company of Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

     Under Delaware law shares as to which a stockholder abstains or withholds authority to vote and shares as to which a broker indicates that it does not have discretionary authority to vote ("broker non-votes") will be treated as present at the Annual Meeting for the purposes of determining a quorum. Proxies marked "Withhold Authority" with respect to the election of one or more directors will not be counted in determining whether a plurality of the shares of Common Stock voted at the Annual Meeting in the election have been voted in favor of the nominee for director. Proxies marked "Abstain" with respect to other matters will have the effect of a vote against ratification of the selection of Grant Thornton LLP to audit the financial statements of the Company for the fiscal year ending December 31, 1999.

Principal Stockholders
----------------------

     The following table sets forth the shares of the Company's Common Stock owned beneficially by each person who, as of March 8, 1999, owned of record or is known to have owned beneficially more than 5% of the outstanding Common Stock.

Name and Address
of Beneficial Owner        Amount Beneficially Owned    Percentage of Class
-------------------        -------------------------    -------------------

Dr. Alfred R. Globus           1,710,706 (1)                   35.0%
26-53 210th Street
Bayside, NY 11360

Kenneth H. Globus                576,053 (2)                   11.8%
19 McCulloch Dr.
Dix Hills, NY 11746

(1) Includes 14,084 shares owned by the Globus Foundation, of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

(2) Includes currently exercisable options to purchase 8,000 shares of Common Stock.

Security Ownership Of Management
--------------------------------

The following information is furnished with respect to ownership of shares of Common Stock as of March 8, 1999, by each Director and by all Directors and Officers of the Company as a group (11 persons). Ownership of shares by the persons named below includes sole voting and investment power held by such persons.

               Name                  Number of Shares     Percent of Class
         --------------------        ----------------     ----------------
         Dr. Alfred R. Globus         1,710,706 (1)               35.0%
         Henry P. Globus                  4,940 (2)                 *
         Benjamin Wm. Mehlman             9,587 (2)                 *
         Charles W. Castanza              9,005 (2)                 *
         Robert S. Rubinger               9,037 (2)                 *
         Kenneth H. Globus              576,053 (2)               11.8%
         Alan E. Katz                     6,000 (2)                 *
         Lawrence F. Maietta              6,000 (2)                 *
         Arthur Dresner                   5,000                     *

         All officers and directors
           as a group (11 persons)    2,347,131 (1)(2)            47.6%

* Less than one percent (1%)

     (1) Includes 14,084 shares owned by the Globus Foundation of which Dr. Globus is President, and 882 shares owned by the University of Science and Theology, of which he is President and Director.

     (2) Includes currently exercisable options to purchase the number of shares of Common Stock set forth after each person's name and all Officers and Directors as a group: Charles W. Castanza
          - 8,000; Robert S. Rubinger - 5,000; Kenneth H. Globus - 8,000; Henry P. Globus - 2,000; Benjamin Wm. Mehlman - 4,000; Lawrence
          F. Maietta - 6,000; Alan E. Katz - 4,000; and all Officers and Directors as a group - 42,500.


                       DIRECTORS AND EXECUTIVE OFFICERS
                       --------------------------------

Nominees For Election As Directors
----------------------------------

     Nine directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors have been elected and qualified. Set forth in the table below are the names of all nominees designated by management for election as directors, the principal occupation or employment of each nominee for the past five years, his present positions with the Company and the year he was first elected director.

                                                                      Year First
Name and Position                Principal Occupation During          Elected a
with the Company           Age         the Past Five Years             Director
---------------            ---   ---------------------------          ----------

Dr. Alfred R. Globus       78       From July 1988 to date,               1942
C.E.O. and Director                 Chairman of the Board
                                    and C.E.O. of the
                                    Company. For more than
                                    5 years prior thereto,
                                    Chairman of the Board and
                                    President. From February 1982
                                    to November 1997 Chief Financial
                                    Officer of the Company.

Henry P. Globus            76       From July 1988 to date,               1947
Director                            business consultant.
                                    For  more  than  five   years   prior
                                    thereto,  Executive Vice President of
                                    the Company.

Benjamin Wm. Mehlman       88       Retired since February 1999.          1964
Director                            Counsel to the New York law firm
                                    of Wilfred T. Friedman, P.C.,
                                    and its predecessor, Friedman and
                                    Shaftan, P.C. for more than five
                                    years prior thereto.

Charles W. Castanza        66       From April 1986 to date, Vice         1982
Vice President and                  President of the Company. For
Director                            more than five years prior thereto,
                                    Operations Manager of Chemicals &
                                    Pharmaceuticals for the Company.

Robert S. Rubinger         56       From July 1988 to date, Executive     1982
Executive Vice President,           Vice President and Secretary. For
Secretary, Treasurer and            more than five years prior thereto,
Director                            Vice President and Secretary of the
                                    Company. Treasurer of the Company
                                    since May 1994.

Kenneth H. Globus          47       From July 1988 to date, President     1984
President, Chief                    and General Counsel of the Company.
Financial Officer                   For more  than 5 years  prior
and Director                        thereto,  Vice  President and
                                    General    Counsel   of   the
                                    Company. Chief Financial Officer
                                    since November 1997.

Alan E. Katz               55       Partner in the law firm of            1994
Director                            Greenfield Stein & Senior, LLP,
                                    New York, NY since 1984.

Lawrence F. Maietta        41       Partner in the accounting firm of     1994
Director                            Bonamasssa & Maietta, CPA's,
                                    Brooklyn, NY, since October 1991. For
                                    more  than  5  years  prior  thereto,
                                    partner  in the  accounting  firm  of
                                    Wilfred Wyler & Co. Controller of the
                                    Company from October 1991 to November
                                    1997.

Arthur Dresner             57       Engaged as "Of Counsel" to the law    1997
Director                            firm of McAuley Nissen Goldberg Kiel
                                    & Hand, New York, NY since June 1998.
                                    Attorney  in  private   practice  and
                                    independent business consultant since
                                    January  1997.  For more than 5 years
                                    prior  thereto,  a Vice  President in
                                    corporate   development  and  general
                                    management of International Specialty
                                    Products Inc., Wayne, N.J.

     Dr. Alfred R. Globus and Henry P. Globus are brothers. Kenneth H. Globus is the son of Henry P. Globus and the nephew of Dr. Alfred R. Globus. There are no other family relationships between any Director or Officer of the Company.

Section 16(A) Beneficial Ownership Reporting Compliance
------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934 (the "Act") requires the Company's officers, directors and persons who own more than 10% of a class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms they file. Based on (i) a review of copies of Forms 3, 4, and 5 and any amendments thereto furnished to the Company and (ii) statements signed by each responsible person regarding his or her obligation to file Forms 3, 4, and 5 during the fiscal year ended December 31, 1998, the Company believes that all persons subject to the reporting requirements pursuant to Section 16(a) filed the required reports on a timely basis with the SEC except as follows: Robert S. Rubinger failed to file a Form 4 on a timely basis in connection with the exercise of an option in June 1998 under the Company's 1993 Employee Incentive Stock Option Plan.

Meetings And Compensation
-------------------------

     During the fiscal year ended December 31, 1998, the Board of Directors held four meetings. All Directors attended all of the meetings with the exception of Dr. Alfred R. Globus, who missed one meeting, and Henry P. Globus, who missed two meetings.

     Benjamin Wm. Mehlman received a retainer in the amount of $8,000 for services as counsel to the Company during 1998.

     The Board of Directors has an Audit Committee to meet and review with the independent accounting firm of Grant Thornton LLP the plan, scope and results of its audits. It discusses recent developments in financial records and reporting. The Audit Committee also reviews with the independent accountants the adequacy of the Company's internal control system, and reports its findings to the Board of Directors. Current members of the Audit Committee are Messrs. Benjamin Wm. Mehlman, Alan E. Katz, Lawrence F. Maietta, and Arthur Dresner. There was one meeting of the Audit Committee during the fiscal year ended December 31, 1998. Directors receive a fee of $500.00 for attending each meeting. The Board of Directors has a Stock Option Committee which meets periodically to grant options under the 1993 Employee Incentive Stock Option Plan and the Non-Statutory Stock Option Plan For Directors. The committee consists of two directors. No fee is paid to such committee members. There were no Stock Option Committee meetings during 1998. The Board does not have a Nominating or Compensation Committee or committees performing similar functions.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table
--------------------------

     The following table sets forth for the three years ended December 31, 1998 certain information concerning the compensation paid or accrued to the Chief Executive Officer of the Company and the only other executive officer of the Company whose total salary and bonus for the fiscal year ended December 31, 1998 exceeded $100,000.

                           Annual Compensation                 Long-Term Compensation
                      -----------------------------    ------------------------------------
                                                             Awards               Payouts
                                                       --------------------   ---------------

(a)                   (b)     (c)      (d)    (e)      (f)         (g)        (h)      (i)
                                              Other                Securities           All
Name and                                      Annual   Restricted  Underlying           Other
Principal                                     Compen-  Stock       Options     LTIP     Compen-
Position              Year*   Salary   Bonus  sation   Award(s)    /SARs       Payouts  sation
                              ($)      ($)    ($)      ($)         (#)         ($)      ($)

Alfred R. Globus,     1996    $ 92,057  --     -- 1     --         --          --        --
Chief Executive       1997    $ 93,617  --     -- 1     --         --          --        --
Officer               1998    $ 97,015  --     -- 1     --         --          --        --

Kenneth H. Globus,    1996    $140,624  --     -- 1     --         2,000       --        $2,762 2
President             1997    $143,020  --     -- 1     --         2,000       --        $2,728 2
                      1998    $150,196  --     -- 1     --         --          --        $2,947 2

*        Year ended on December 31 of such year.

     1 The amount of personal benefits received by Alfred R. Globus and Kenneth H. Globus for these periods did not exceed reporting thresholds.

     2 Under its 401(k) Plan for all of its employees, the Company makes a contribution of up to 2% of each employee's weekly pay for an employee's elective deferral of 4% of weekly pay. This amount represents the Company's contribution for each year.


Stock Options
-------------

         During the fiscal year ended December 31, 1998 the Company did not grant any Options to purchase Commom Stock under either the 1993 Employee Incentive Stock Option Plan or the Non-Statutory Stock Option Plan For Directors.

         The following table sets forth certain information with respect to options to purchase Common Stock held on December 31, 1998 by the persons listed in the Summary Compensation table above.

                                                       Underlying  Value of
                       Number of Securities          Unexercised in-the-Money
                     Unexercised Options/SARs at         Options/SARs at
                        December 31, 1998               December 31, 1998
Name                 Exercisable/Unexercisable       Exercisable/Unexercisable
----                 -------------------------       -------------------------

Alfred R. Globus                0/0                         $     0/0

Kenneth H. Globus           8,000/0                         $14,875/0


Compensation of Directors
-------------------------

     Non-officer directors receive a fee of $500.00 for each meeting attended. All other directors receive $250.00 for preparation for each meeting.

                           APPOINTMENT OF AUDITORS
                           -----------------------

     The firm of Grant Thornton LLP, independent certified public accountants, of Melville, N.Y., has been selected by the Board of Directors to be the independent auditors of the Company for the fiscal year ending December 31, 1999. The selection of such firm is subject to ratification by the stockholders at the Annual Meeting. Management believes that the firm is well qualified and recommends a vote in favor of the ratification.

     Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

                       ANNUAL REPORT TO STOCKHOLDERS
                       -----------------------------

     The Annual Report to Stockholders for the fiscal year ended December 31, 1998 accompanies this Proxy Statement.

                           STOCKHOLDER PROPOSALS
                           ---------------------

         Proposals of stockholders for possible consideration at the 2000 Annual Meeting (expected to be held in May 2000) must be received by the Secretary of the Company not later than December 20, 1999 to be considered for inclusion in the proxy statement for that meeting if appropriate for consideration under applicable securities laws. The proxy for the 2000 Annual Meeting may confer discretionary authority to the proxy holders for that meeting with respect to voting on any stockholder proposal received by the Secretary of the Company after March 5, 2000.

                              OTHER BUSINESS
                              --------------

     Management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting and Proxy Statement that may come before the Annual Meeting.

                                       By order of the Board of Directors
                                       Robert S. Rubinger, Secretary

Dated:  April 19, 1999



                          UNITED-GUARDIAN, INC.

        THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, BUT EXCLUDING EXHIBITS, TO EACH STOCKHOLDER WHO REQUESTS THE 10-KSB IN WRITING ADDRESSED TO ROBERT S. RUBINGER, CORPORATE SECRETARY, UNITED-GUARDIAN, INC., P.O. BOX 18050, HAUPPAUGE, NEW YORK 11788.


                          UNITED-GUARDIAN, INC.
         230 Marcus Blvd. - P. 0. Box 18050 - Hauppauge, NY 11788

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Dr. Alfred R. Globus and Kenneth H. Globus, and each of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of United-Guardian, Inc. held of record by the undersigned on March 26, 1999 at the annual meeting of stockholders to be held on Wednesday, May 19, 1999, 10:00 a.m. local time at the Huntington Hilton Hotel, 598 Broad Hollow Road, Melville, N.Y. 11747, or any adjournment thereof.

1.    ELECTION OF DIRECTORS.
                                    _                                  _
     FOR all nominees listed below |_| WITHHOLD AUTHORITY to vote for |_| (except as marked to the all nominees listed below contrary below)

           (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
             NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME BELOW.)

     Dr. Alfred R. Globus   Charles W. Castanza    Arthur Dresner
     Henry P. Globus        Robert S. Rubinger     Alan E. Katz
     Benjamin Wm. Mehlman   Kenneth H. Globus      Lawrence F. Maietta

2. PROPOSAL TO APPROVE THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.
                         _                  _                 _
                    FOR |_|        AGAINST |_|       ABSTAIN |_|


      In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the meeting and upon such other business (which the Board of Directors did not know, prior to making this solicitation, would come before the meeting) as may properly come before the meeting or any adjournment thereof.

    This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1 and 2.


                                    DATED:__________________________, 1999


                                    --------------------------------------
                                                  Signature

                                    --------------------------------------
                                                  Signature


                                    Please sign  exactly as name  appears
                                    hereon. When shares are held by joint
                                    tenants,   both  should  sign.   When
                                    signing   as   attorney,    executor,
                                    administrator,  trustee or  guardian,
                                    please   give   full   title.   If  a
                                    corporation,   please  sign  in  full
                                    corporate  name by president or other
                                    authorized  officer. If a partnership
                                    please  sign in  partnership  name by
                                    authorized person.

     Please mark, sign, date and return the proxy card promptly, using the enclosed envelope.